UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2026

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)   Voting Results.

At the 2026 annual meeting of shareholders of First United Corporation (the “Corporation”) held on May 7, 2026, the shareholders voted on the five proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below. For purpose of simplification, fractional votes have been omitted and voting numbers have been rounded to the nearest whole share.

Proposal 1 – Election of 10 directors to serve on the Corporation’s Board of Directors, each until the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualifies.

	For	Withheld	Abstain	Broker Non-Votes
John F. Barr	3,405,260	196,704	13,743	965,381
Brian R. Boal	3,405,665	198,168	11,874	965,381
Sanu B. Chadha	3,418,007	185,805	11,895	965,381
Christy M. DiPietro	3,344,163	256,696	14,848	965,381
Kevin R. Hessler	3,411,239	190,725	13,743	965,381
Patricia A. Milon	3,404,274	198,208	13,225	965,381
Beth E. Moran	3,392,960	210,218	12,529	965,381
I. Robert Rudy	3,369,248	228,642	17,817	965,381
Jason B. Rush	3,409,578	193,990	12,139	965,381
H. Andrew Walls, III	3,300,597	301,122	13,988	965,381

Proposal 2 - Approval of an amendment to the Corporation’s charter to reduce the votes required to approve certain shareholder actions:

For	Against	Abstain	Broker Non-Votes
3,474,247	117,904	23,556	965,381

Proposal 3 – Approval, by non-binding advisory vote, of the compensation paid to the Corporation’s named executive officers for 2025:

For	Against	Abstain	Broker Non-Votes
3,396,165	159,327	61,215	965,381

Proposal 4 – Recommendation, by non-binding advisory vote, of the frequency of future Say-on-Pay Votes:

Every 1 year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
3,141,000	19,518	363,170	92,019	965,381

Proposal 5 – Ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
4,566,188	7,514	7,386	0

 Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 11, 2026	By:	/s/	Tonya K. Sturm
Tonya K. Sturm
Executive Vice President & CFO